UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2007


                              Analog Devices, Inc.
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             (Exact name of registrant as specified in its charter)



        Massachusetts               1-7819                    04-2348234
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(State or other jurisdiction     (Commission                (IRS Employer
      of incorporation           File Number)             Identification No.)


    One Technology Way, Norwood, MA                      02062
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (781) 329-4700



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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events

            On June 7, 2007, the Company announced that its Board of Directors had authorized the repurchase by the Company of an additional $1 billion of the Company's common stock. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01.      Financial Statements and Exhibits

   (d)    Exhibits


Exhibit No.     Description
----------      -----------

99.1            Press release dated June 7, 2007



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 7, 2007                      ANALOG DEVICES, INC.

                                        By:  /s/ Joseph E. McDonough
                                             -----------------------------------
                                             Joseph E. McDonough
                                             Vice President, Finance and Chief
                                             Financial Officer




                                  EXHIBIT INDEX

Exhibit No.     Description
----------      -----------

99.1            Press release dated June 7, 2007